EXHIBIT 32.01

SECTION 1350 CERTIFICATION

In connection with this quarterly report of ML Trend-Following Futures Fund L.P. (the “Company”) on Form 10-Q for the period ended September 30, 2009 as filed with the Securities and  Exchange Commission on the date hereof (this “Report”), I, Justin C. Ferri, Chief Executive Officer, President and Manager of Merrill Lynch Alternative Investments LLC, the general partner of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant of the Sarbanes-Oxley Act of 2002, that:

1. This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2009

By	/s/ JUSTIN C. FERRI
Justin C. Ferri
Chief Executive Officer, President and Manager
(Principal Executive Officer)